UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2008

FORMFACTOR, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50307	13-3711155
(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road, Livermore, CA	94551
(Address of principal executive offices)	(Zip Code)

(925) 290-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On April 24, 2008, the Korea Supreme Court affirmed in an orally announced decision the previously issued ruling of the Korean Patent Court invalidating certain claims of FormFactor, Inc.’s Korean Patent No. 324,064, entitled “Contact Tip Structures for Microelectronic Interconnection Elements and Methods of Making Same.”  The specific claims that the Korean Supreme Court affirmed as invalid will be reviewed again by the Korean Patent Trial Tribunal in light of the Supreme Court decision.  Neither the Supreme Court decision nor the Patent Court ruling addressed all of the claims of Korean Patent No. 324,064, which the Korean Intellectual Property Office previously upheld over challenges by Phicom Corporation.  FormFactor does not expect the ruling to have a material impact on its business. The company will, however, evaluate the written decision of the Supreme Court when it is issued and the impact of the decision on current and future actions based on claims of Korean Patent No. 324,064.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical in nature are forward-looking statements within the meaning of the federal securities laws, including statements regarding business prospects. These forward-looking statements are based on current information and expectations that are inherently subject to change and involve a number of risks and uncertainties. Actual events or results might differ materially from those in any forward-looking statement due to various factors, including, but not limited to: additional decisions by Korean or U.S. courts or administrative bodies bearing on the validity of FormFactor’s patents and new claims by third parties that FormFactor’s patents are invalid or infringe on their rights. Additional information concerning factors that could cause actual events or results to differ materially from those in any forward-looking statement is contained in the company’s Form 10-K for the year ended December 29, 2007, filed with the Securities and Exchange Commission (“SEC”), and subsequent SEC filings. Copies of the company’s SEC filings are available at http://investors.formfactor.com/edgar.cfm. The company assumes no obligation to update the information in this Current Report on Form 8-K, to revise any forward-looking statements or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2008	FORMFACTOR, INC.

	By:	/s/ STUART L. MERKADEAU
Stuart L. Merkadeau
Senior Vice President,
General Counsel and Secretary